EX-99.906CERT

Certification

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Emerging Markets High Dividend Equity Fund

Date of Form N-CSR:	February 28, 2025

The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Emerging Markets High Dividend Equity Fund and will be retained by Voya Emerging Markets High Dividend Equity Fund and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 8th day of May, 2025.

/s/ Christian G. Wilson
Christian G. Wilson
Principal Executive Officer

EX-99.906CERT

Certification

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Emerging Markets High Dividend Equity Fund

Date of Form N-CSR:	February 28, 2025

The undersigned, the principal financial officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Emerging Markets High Dividend Equity Fund and will be retained by Voya Emerging Markets High Dividend Equity Fund and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 8th day of May, 2025.

/s/ Todd Modic
Todd Modic
Principal Financial Officer